Slide 1

GLOBAL POWER
EQUIPMENT GROUP

Third Quarter 2002 Earnings Call

October 29, 2002
9:00 AM EST

"Forward Looking Statements"

Statements made during this presentation are based on management's beliefs as well as assumptions made by, and information currently available to management, pursuant to "safe-harbor" provisions of the Private Securities Litigation Reform Act of 1995. While these statements reflect our best judgment, they are subject to risks and uncertainties that could cause a change in focus and direction. Information concerning some of the factors that could cause actual results to differ materially from those in, or implied by, the forward looking statements are set forth under "Risk Factors" in the Company's Form 10-K for the period ending December 29, 2001.

Financial Results – 3Q02 vs. 3Q01

In $000s, except per share and % chg

	3Q02	3Q01	% Chg
Revenues	$ 112,673	$ 180,757	-37.7%
Direct Costs	$ 84,175	$ 149,230	-43.6%
Gross Margin	$ 28,498	$ 31,527	-9.6%
Gross Margin Percent	25.3%	17.4%	+7.9pts
Operating Expenses			
G&A	$ 7,256	$ 5,961	21.7%
Other	$ 3,882	$ 4,290	-9.5%
Total Operating Expenses	$ 11,138	$ 10,251	8.7%
Operating Profit	$ 17,360	$ 21,276	-18.4%
Net Interest Expense	$ 1,149	$ 2,331	-50.7%
Net Income Before Income Taxes	$ 16,211	$ 18,945	-14.4%
Income Tax Provision	$ 6,322	$ 7,389	-14.4%
Net Income	$ 9,889	$ 11,556	-14.4%
Diluted Shares Outstanding	45,604	45,703	-.2%
EPS	$0.22	$0.25	-12.0%
EBITDA	$ 18,291	$ 22,462	-18.6%

Financial Results – YTD02 vs. YTD01

In $000s, except per share and % chg

	YTD02	YTD01 *	% Chg
Revenues	$ 479,116	$ 508,362	-5.8%
Direct Costs	$ 378,000	$ 419,414	-9.9%
Gross Margin	$ 101,116	$ 88,948	-13.7%
Gross Margin Percent	21.1%	17.5%	+3.6pts
Operating Expenses			
G&A	$ 19,547	$ 16,868	15.9%
Other	$ 12,867	$ 13,153	-2.2%
Total Operating Expenses	$ 32,414	$ 30,021	8.0%
Operating Profit	$ 68,702	$ 58,927	16.6%
Net Interest Expense	$ 3,537	$ 14,714	-76.0%
Net Income Before Income Taxes	$ 65,165	$ 44,213	47.4%
One-time adjustments for 2001	-	1,409	NM
Income Tax Provision	$ 25,414	$ 11,444	122.1%
Net Income	$ 39,751	$ 31,360	26.8%
Diluted Shares Outstanding	45,633	46,874	-2.6%
EPS	$0.87	$0.67	29.9%
EBITDA	$ 71,436	$ 62,533	14.2%

**Pro forma*

Slide 5


Gross Margins
By Quarter
26%
24%
22%
20%
18%
16%
14%
12%
10%
Average
18.5%
1Q
2Q
3Q
4Q
1999
1Q
2Q
3Q
4Q
2000
1Q
2Q
3Q
4Q
2001
1Q
2Q
3Q
2002

Financial Results

Segment and Geographic Details

3Q02 vs. 3Q01 and YTD02 vs. YTD01

In $000s, except % chg

Revenues	3Q02	3Q01	Change	% Chg
Heat Recovery Equipment	$52,404	$106,788	$(54,384)	(50.9)%
Auxiliary Power Equipment	60,269	73,969	(13,700)	(18.5)%
Total	$112,673	$180,757	$(68,084)	(37.7)%
United States	$ 80,802	$ 158,966	$ (78,164)	(49.2)%
Asia	$11,338	$593	$10,745	1,812.0%
Europe	$ 13,373	$1,764	$11,609	658.1%
Other	$7,160	$19,434	$(12,274)	(63.2)%

Revenues	YTD02	YTD01	Change	% Chg
Heat Recovery Equipment	$258,926	$308,026	$(49,100)	(15.9)%
Auxiliary Power Equipment	$220,190	$200,336	$19,854	9.9%
Total	$479,116	$508,362	$(29,246)	(5.8)%
United States	$ 403,576	$ 449,402	$ (45,826)	(10.2)%
Asia	$23,873	$5,361	$18,512	345.3%
Europe	$ 26,011	$8,879	$17,132	192.9%
Other	$ 25,656	$44,720	$(19,064)	(42.6)%

Financial Results – 3Q02

Cash & Cash Usage

In $000s

	3Q02	YTD02
Beginning of period cash	$ 18,383	$ 2,435
EBITDA	18,291	71,436
Other operating, investing, financing activities	(11,860)	(17,135)
Change in debt	(14,831)	(45,538)
Capital expenditures, net	197	(1,018)
Change in cash	(8,203)	7,745
Cash at end of period	$ 10,180	$ 10,180

Total debt as of:

12/30/00	$219,094	
12/29/01	$105,629	
09/28/02		$60,091

Historical Backlog

By Month



800
600
400
200
0
$ MMs
At quarter's end
J F M A M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N D J F M A M J J A S
1999
2000
2001
2002

Key Financial Statistics

	As of 9/28/02
Net working capital (average LTM) - *$000s*	$ 12,451
YTD EBITDA - *$000s*	$ 71,436
Total debt - *$000s*	$ 60,091
Stockholder's equity - *$000s*	$ 117,259
Total capital invested (Stockholders equity + LT-Debt) - *$000s*	$ 177,350
Total debt to total capitalization	34%
YTD Pre-tax earnings - *$000s*	$ 65,165
YTD Pre-tax Return on Average Invested Capital	36.2%
YTD Pre-tax Return on Average Equity	67.0%

Thank You

For Additional Information Please Contact:
Bob Zwerneman
Director, Investor Relations
Global Power Equipment Group

(918) 274-2398
bobz@globalpower.com